Exhibit 4.1

COMMON STOCK				COMMON STOCK

NUMBER				SHARES

WS

SEE REVERSE FOR CERTAIN DEFINITIONS
WILLIAMS SCOTSMAN INTERNATIONAL, INC.
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE			CUSIP 809339 20 3

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

hereinafter called the “Corporation”, transferable on the books of the Corporation by the holder hereof in person, or by his authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:		[SEAL] WILLIAMS SCOTSMAN INTERNATIONAL, INC. INCORPORATED 1993 DELAWARE

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR			/s/ John B. Ross	/s/ Gerard E. Holthous
BY	AUTHORIZED SIGNATURE		CORPORATE SECRETARY	PRESIDENT AND CEO

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706 PROOF OF JUNE 16, 2005 WILLIAMS SCOTSMAN INTERNATIONAL, INC. TSB 20159 FC

SALES: C. SHARKEY 302-731-7088	Operator: Ron/Teresa
/ ETHER 7 / LIVE JOBS / W / WILLIAMS 20159 FC	Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:          OK AS IS          OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing:  Logo is in All-Outline Vector format; prints in PMS 3415 and Black. Counters, Undertint and Border print in PMS 3415.

COLOR:  This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

© SECURITY-COLUMBIAN   UNITED STATES BANKNOTE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT– Custodian
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship	under Uniform Gifts to Minors
		and not as tenants in common	Act
(State)

UNIF TRANS MIN ACT– Custodian
(Cust) (Minor)
under Uniform Transfers to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706 PROOF OF JUNE 7, 2005 WILLIAMS SCOTSMAN INTERNATIONAL, INC. TSB 20159 BK

SALES: C. SHARKEY 302-731-7088	Operator: Ron

/ ETHER 7 / LIVE JOBS / W / WILLIAMS 20159 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:        OK AS IS        OK WITH CHANGES              MAKE CHANGES AND SEND ANOTHER PROOF